                                                                   EXHIBIT 10.23

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), NOR QUALIFIED UNDER THE SECURITIES LAWS OF ANY STATE, AND MAY NOT BE SOLD, ASSIGNED, TRANSFERRED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND QUALIFICATION UNDER APPLICABLE STATE SECURITIES LAWS, OR AN OPINION OF COUNSEL SATISFACTORY IN FORM AND SUBSTANCE TO THE COMPANY TO THE EFFECT THAT SUCH REGISTRATION AND QUALIFICATION ARE NOT REQUIRED.

Date of Issuance: July 20, 1999

                                 BUY.COM, INC.

                         COMMON STOCK PURCHASE WARRANT

     This certifies that, for value received, The Bank of Nova Scotia (the "Holder"), or any assignee permitted under the terms hereof, is entitled, upon the terms and subject to the conditions and termination provisions hereinafter set forth, to subscribe for and purchase from BUY.COM INC., a Delaware corporation (the "Company"), at the Per Share Exercise Price provided in Section 2 hereof, the number of fully paid and non-assessable shares of the Company's Common Stock, par value $.0001 (the "Common Stock") per share, equal to (a) the quotient of $675,000 divided by the IPO Price Per Share (as defined in Section 2 hereof) of the Company's Common Stock, or (b) if the Company has not completed its IPO (as defined in Section 2 hereof) prior to July 20, 2000, the number of shares covered by this Warrant shall be 43,550 shares of Common Stock. The shares of the Common Stock purchasable hereunder are referred to as the "Warrant Shares," and the term "Warrant" includes this Warrant and any Warrant issued in substitution or exchange herefor. The Per Share Exercise Price and the number of Warrant Shares are subject to adjustment as provided herein.

     1.   Term of Warrant.
          ---------------

     This Warrant may be exercised by the Holder, in whole or in part from time to time beginning on the earlier to occur of (i) the consummation of the Company's IPO or (ii) July 20, 2000. In any event, the Holder cannot exercise this Warrant after 5:00 p.m. Pacific Time on July 20, 2001 (subject to earlier termination as hereinafter provided).

     2.   Exercise Price.
          --------------

     The price payable hereunder for each of the Warrant Shares (referred to herein as the "Per Share Exercise Price") shall be the price determined in accordance with the following: (i) if the Company has consummated its initial public offering of its Common Stock pursuant to a Registration Statement under the Securities Act (the "IPO"), the Per Share Exercise Price shall be equal to the price per share at which the Common Stock is first sold to the public pursuant to such Registration Statement (the "IPO Price Per Share"); or
(ii) if at the time of exercise of this Warrant the Company has not completed its IPO, the Per Share Exercise Price shall be equal to $15.50 per share.

     3.   Exercise of Warrant.
          -------------------

          3.1  Subscription and Payment of Exercise Price. To exercise this
               ------------------------------------------
Warrant, the Holder must surrender this Warrant (with the subscription form at the end hereof duly executed) at the principal office of the Company, which is currently located at 21 Brookline, Aliso Viejo, California 92656, together with proper payment of the Per Share Exercise Price for each of the Warrant Shares as to which the Warrant is being exercised. Payment for Warrant Shares shall be made by certified or bank cashier's check, payable to the order of the Company.

     Upon such surrender of this Warrant, together with the subscription form at the end hereof duly executed and proper payment of the Per Share Exercise Price for each of the Warrant Shares as to which the Warrant is being exercised, the Company shall (i) issue, or cause the Company's transfer agent to issue, a certificate or certificates in the name of the Holder for the largest number of whole shares of the Common Stock to which the Holder shall be entitled and, if this Warrant is exercised in whole, in lieu of any fractional share of the Common Stock to which the Holder shall be entitled, cash equal to the fair market value of such fractional share (based on the fair market value of a whole share of Common Stock, determined as provided in Section 3.2 below), and (ii) deliver any other securities and property receivable upon the exercise of this Warrant, if any, or the proportionate part thereof if this Warrant is exercised in part, pursuant to the provisions of this Warrant. If this Warrant is exercised in part, this Warrant must be exercised for a number of whole shares of the Common Stock and the Holder shall be entitled to receive a new Warrant covering the number of Warrant Shares with respect to which this Warrant has not been exercised.

          3.2  Net Issue Election. The Holder may elect to receive, without the
               ------------------
payment by the Holder of any additional consideration, shares equal to the value of this Warrant or any portion hereof by the surrender of this Warrant or such portion to the Company, with the net issue election notice annexed hereto duly executed, at the office of the Company. Thereupon, the Company shall issue to the Holder such number of fully paid and nonassessable shares of Common Stock as is computed using the following formula:

     X = Y (A-B)
         -------
             A

where:

     X =  the number of shares to be issued to the Holder pursuant to this
Section 3.2.

     Y = the number of shares covered by this Warrant in respect of which the net issue election is made pursuant to this Section 3.2.

     A = the fair market value of one share of Common Stock, as determined in accordance with the provisions of this Section 3.2.

     B = the Per Share Exercise Price in effect under this Warrant at the time the net issue election is made pursuant to this Section 3.2.

For purposes of this Section 3.2, the "fair market value" per share of the Company's Common Stock shall be valued as follows:

               (1) If traded on a national securities exchange or the Nasdaq National Market System (the "NMS"), the value shall be deemed to be the average of the last reported sale prices of the Company's Common Stock on such exchange or the NMS over the thirty (30) day period ending three (3) days prior to the closing;

               (2) If traded over-the-counter (but not on the NMS), the value shall be deemed to be the average of the mean of the closing bid and ask prices of the Company's Common Stock over the thirty (30) day period ending three (3) days prior to the closing or

               (3) If there is no active public market, the value shall be the fair market value of the Company's Common Stock, as determined in good faith by the Board of Directors.

     4.   Reservation of Warrant Shares. The Company agrees that it will at all
          -----------------------------
times prior to the expiration of this Warrant have authorized in reserve, and will keep available, solely for issuance or delivery upon the exercise of this Warrant, such number and amount of shares of the Common Stock and other securities and properties as from time to time shall be receivable upon the exercise of this Warrant.

     5.   Adjustments.
          -----------

          5.1  Distribution With Respect to Common Stock. If, at any time or
               -----------------------------------------
from time to time after the date of this Warrant, the Company shall distribute to the holders of the Common Stock, without payment therefor, (i) securities, other than shares of the Common Stock, or (ii) property or cash (other than dividends paid in the ordinary course), with respect to the Common Stock, then, and in each such case, subject to Section 5.4 below, the Holder, upon the exercise of this Warrant, shall be entitled to receive the securities and properties which the Holder would hold on the date of such exercise if, on the date of such distribution, the Holder had been the holder of record of the number of shares of the Common Stock subscribed for upon such exercise and, during the period from the date of such distribution to and including the date of such exercise, had retained such shares and the securities and properties receivable by the Holder during such period.

          5.2  Stock Splits, Etc. If, at any time or from time to time after
               -----------------
the date of this Warrant, the Company shall issue to the holders of the Common Stock shares of the Common Stock by way of a stock dividend or stock split, then, and in each such case, the Per Share Exercise Price shall be adjusted, or further adjusted, to a price (to the nearest whole cent) determined by dividing
(i) an amount equal to the number of shares of the Common Stock outstanding immediately prior to such issuance multiplied by the Per Share Exercise Price as it existed immediately prior to such issuance by (ii) the total number of shares of the Common Stock outstanding immediately after such issuance. Upon each such adjustment in the Per Share

Exercise Price, the number of Warrant Shares shall be adjusted by dividing the aggregate Per Share Exercise Price for all Warrant Shares that are subject to this Warrant by the Per Share Exercise Price in effect immediately after such adjustment.

          5.3  Reverse Splits, Etc. If, at any time or from time to time after
               -------------------
the date of this Warrant, the number of shares of Common Stock outstanding is decreased by way of combination of shares or reserve split, then, and in each such case, the Per Share Exercise Price shall be adjusted, or further adjusted, to a price (to the nearest whole cent) determined by dividing (i) an amount equal to the number of shares of the Common Stock outstanding immediately prior to such event multiplied by the Per Share Exercise Price as it existed immediately prior to such event by (ii) the total number of shares of the Common Stock outstanding immediately after such event. Upon each such adjustment in the Per Share Exercise Price, the number of Warrant Shares shall be adjusted by dividing the aggregate Per Share Exercise Price for all Warrant Shares that are subject to this Warrant by the Per Share Exercise Price in effect immediately after such adjustment.

          5.4  Adjustment for Reorganization, Consolidation, Merger, etc.
               ---------------------------------------------------------

               a.   Reorganization, Consolidation, Merger, etc.  In case at any
                    ------------------------------------------
time or from time to time, the Company shall (i) effect a reorganization or any reclassification, (ii) consolidate with or merge into any other entity or person, or (iii) transfer all or substantially all of its properties or assets to any other entity or person, then, in each such case, lawful provisions shall be made so that the Holder, on the exercise hereof as provided in Section 3 at any time after the consummation of such reorganization, consolidation or merger or the effective date of such reorganization, consolidation or merger, as the case may be, shall receive, in lieu of the Common Stock (or other securities) issuable on such exercise prior to such consummation or such effective date, the stock and other securities and property (including cash) to which the Holder would have been entitled upon such consummation or in connection with such dissolution, as the case may be, if the Holder had so exercised this Warrant, immediately prior thereto, all subject to further adjustment thereafter as provided in this Section 5.

               b.   Continuation of Terms. Upon any reorganization,
                    ---------------------
consolidation, merger or transfer (and any dissolution following any transfer) referred to in this Section 5.4 (collectively, a "Corporate Transaction"), this option shall, immediately after such Corporate Transaction, be appropriately adjusted to apply and pertain to the number and class of securities which would have been issued to Holder in the consummation of such Corporate Transaction had the option been exercised immediately prior to such Corporate Transaction. Appropriate adjustments shall also be made to the Exercise Price payable per share, provided that the Aggregate Exercise Price payable hereunder shall remain
       --------
the same.

               c.   Notice. The Company shall provide advance notice to the
                    ------
Holder of any reorganization, consolidation, merger, dissolution or other such transaction as soon as practicable, but in no event less than 20 days prior to the consummation of any such transaction.

          5.5  Certificate As To Adjustments. Upon the occurrence of each
               -----------------------------
adjustment or readjustment provided for in this Section 5, the Company shall, at its expense, promptly compute such adjustment or readjustment in accordance with the terms hereof and furnish to each Holder of a Warrant a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based. The Company shall, upon the written request at any time of any such Holder, furnish to such Holder a like certificate setting forth: (i) such adjustments and readjustments; (ii) the Per Share Exercise Price in effect at the time such certificate is requested; and (iii) the number of shares and the amount, if any, of other securities, property or cash that at the time would be received upon exercise of the Warrant.

          5.6  No Impairment. The Company shall not, by any voluntary action,
               -------------
avoid or seek to avoid the observance or performance of any of the provisions of this Warrant, and shall at all times act in good faith to assist in the carrying out of all of the provisions hereof including each of the provisions of this
Section 5, and in the taking of all such other action as may be necessary or appropriate in order to protect the rights of the Holder of this Warrant against impairment.

     6.   Fully Paid Stock; Taxes. The Company agrees that the shares of the
          -----------------------
Common Stock represented by each and every certificate for Warrant Shares delivered on the exercise of this Warrant shall, at the time of such delivery, be validly issued and outstanding, fully paid and non-assessable. The Company further covenants and agrees that it will pay, when due and payable, any and all federal and state stamp, original issue or similar taxes which may be payable in respect of the issue of any Warrant Share or certificate therefor; provided, however, that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance of any certificate for Warrant Shares in a name other than that of the Holder upon any exercise of this Warrant.

     7.   Restrictions on Transferability of Securities; Compliance with
          --------------------------------------------------------------
Securities Act.
--------------

          7.1  Restrictive Legend. This Warrant and each certificate
               ------------------
representing (i) the Warrant Shares or (ii) any other securities issued in respect of the Warrant Shares upon any stock split, stock dividend, recapitalization, merger, consolidation or similar event, shall (unless otherwise permitted or unless the securities evidenced by such certificate shall have been registered under the Securities Act be stamped or otherwise imprinted with a legend substantially in the following form (in addition to any legend required under applicable state securities laws), and shall be subject to the provisions thereof:

     THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISUNDER THE SECURITIES ACT OF 1933, (THE "ACT"), OR QUALIFIED UNDER THE SECURITIES LAWS OF ANY STATE, AND MAY NOT BE SOLD, ASSIGNED, TRANSFERRED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT AND QUALIFICATION UNDER APPLICABLE STATE SECURITIES LAWS, OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY TO THE EFFECT THAT SUCH REGISTRATION AND QUALIFICATION ARE NOT REQUIRED.

          7.2  "Market Stand-Off" Agreement. The Holder of this Warrant is
                ---------------------------
subject to the terms and conditions of the "Market Standoff" provisions in
Section 2.2 of the Second Amended and Restated Investors' Rights Agreement to be entered into on or about July 21, 1999 (the "Investors' Rights Agreement").

          7.3  Assignability.
               -------------

               a.   Transfer/Assignment. This Warrant may not be transferred or
                    -------------------
assigned, in whole or in part, by the Holder unless the Holder has provided the Company with written notice of its intent to so assign or transfer the Warrant and the Company has consented to such assignment or transfer in writing, with such consent not to be unreasonably withheld. In addition, the Holder must comply with each of the terms and conditions relating to transfer set forth in the Investors' Rights Agreement. Notwithstanding the foregoing, the Holder may transfer or assign this Warrant to an affiliate of the Holder, provided that the Holder has given written notice of its intent to transfer or assign the Warrant to the Company and such affiliate transferee agrees to comply with and be bound by the terms of the Investors' Rights Agreement.

               b.   Warrant Register. This Warrant is transferable only upon the
                    ----------------
books of the Company which it shall cause to be maintained for such purpose. The Company may treat the registered holder of this Warrant as he, she or it appears on the Company's books at any time as the Holder for all purposes; provided, however, that upon receipt of notice of an assignment pursuant to Section 7, the Company shall revise its books to reflect such new holder(s).

               c.   Exchange of Warrants Upon Transfer. Upon surrender of this
                    ----------------------------------
Warrant for exchange, properly endorsed and subject to the provisions of this Warrant and the Investors' Rights Agreement referred to herein with respect to compliance with the Securities Act, the Company shall at its expense issue to or on the order of the Holder a new warrant or warrants of like tenor, in the name of the Holder or as the Holder may direct, for an aggregate number of shares equal to the number of Warrant Shares issuable upon exercise hereof.

     8.   Loss, Etc., of Warrant. Upon receipt of evidence satisfactory to
          ----------------------
the Company of the loss, theft, destruction or mutilation of this Warrant, and of indemnity reasonably satisfactory to the Company, if lost, stolen or destroyed, and upon surrender and cancellation of this Warrant if mutilated, and upon reimbursement of the Company's reasonable incidental expenses, the Company shall execute and deliver to the Holder a new Warrant of like date, tenor and denomination.

     9.   Warrant Holder Has No Stockholder Rights. This Warrant does not
          ----------------------------------------
confer upon the Holder any right to vote or to consent or to receive notice as a stockholder of the Company, as such, with respect to any matters whatsoever, or any other rights or liabilities as a stockholder, prior to the exercise thereof.

     10.  Representations and Warranties of the Holder. Holder hereby represents
          --------------------------------------------
and warrants that:

          10.1 Authorization. Holder has full power and authority to enter
               -------------
into and purchase this Warrant and any Warrant Shares for which it may be exercised, and the Warrant constitutes Holder's valid and legally binding obligation, enforceable in accordance with its terms.

          10.2 Purchase Entirely for Own Account. This Warrant is sold in
               ---------------------------------
reliance upon Holder's representation to the Company, which by Holder's execution of this Warrant Holder hereby confirms, that the Warrant to be received by Holder and the Warrant Shares issuable upon the exercise thereof (collectively, the "Securities") will be acquired for investment for Holder's own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and that Holder has no present intention of selling, granting any participation in, or otherwise distributing the same. By executing this Warrant, Holder further represents that Holder does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to person or to any third person, with respect to any of the Securities.

          10.3 Disclosure of Information. Holder believes that it has received
               -------------------------
all the information it considers necessary or appropriate for deciding whether to purchase the Warrant and any Warrant Shares for which the Warrant may be exercised. Holder further represents that it has had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the offering of the Warrant and the business, properties, prospects and financial condition of the Company.

          10.4 Investment Experience. Holder is an investor in securities of
               ---------------------
companies in the development stage and acknowledges that Holder is able to fend for itself, can bear the economic risk of its investment, and has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of the investment in the Warrant and any Warrant Shares for which the Warrant may be exercised.

          10.5 Accredited Investor. Holder is an "accredited investor" within
               -------------------
the meaning of Securities and Exchange Commission ("SEC") Rule 501 of Regulation D, as presently in effect.

          10.6 Restricted Securities. Holder understands that the Securities
               ---------------------
Holder is purchasing are characterized as "restricted securities" under the federal securities laws inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that under such laws and applicable regulations such securities may be resold without registration under the Act, only in certain limited circumstances. In this connection, Holder represents that it is familiar with SEC Rule 144, as presently in effect, and understands the resale limitations imposed thereby and by the Act.

     11.  Termination of Warrant. This Warrant and Holder's ability to subscribe
          ----------------------
for and purchase the Warrant Shares shall terminate upon either of the following events:

               a. any action taken by the Holder to perfect a security interest in the Restricted Investment Account or the Trust (as defined in the Credit Agreement) pursuant to Section 8.1.12 of that certain Credit Agreement between the Company and the Holder dated July 20, 1999 (the "Credit Agreement"); or

               b. the occurrence of any Event of Default under the Credit Agreement or any of the ancillary documents in connection with the Credit Agreement and the Holder's subsequent enforcement of any of its rights under the Credit Agreement or any of the ancillary documents in connection with such Credit Agreement.

     12.  Communication. Any notice required or permitted to be given
          -------------
hereunder shall be in writing and shall be deemed to have been given if personally delivered, sent by overnight courier or by facsimile, or if mailed, certified or registered mail, postage prepaid, registered or certified, return receipt requested, addressed to each party in the following manner:

                    To the Company:     BUY.COM INC.
                                        21 Brookline
                                        Aliso Viejo, CA 92656
                                        Attn: Gregory J. Hawkins
                                        Fax: (949) 425-5257

                         To Holder:     The Bank of Nova Scotia
                                        580 California Street, Suite 2100
                                        San Francisco, CA 94119
                                        Attention: Mr. Christopher Osborn
                                        Facsimile: (415) 397-0791

     The Company and the Holder may change the address to which such notices are to be addressed to them by giving the other party notice in the manner set forth herein. Any notice given in the foregoing manner shall be effective (i) if delivered personally or by telecopy, when received, (ii) if sent by overnight courier, when receipted for, and (iii) if mailed, five days after being mailed as described above.

     13.  Registration and Other Rights of Holders. The Holder of this Warrant
          ----------------------------------------
and of Warrant Shares issued upon exercise hereof shall have such rights with respect to the registration thereof under the Securities Act and such other rights as are set forth in the Investors' Rights Agreement.

     14.  Headings. The headings of this Warrant have been inserted as a matter
          --------
of convenience and shall not affect the construction hereof.

     15.  Applicable Law. This Warrant shall be governed by and construed in
          --------------
accordance with the internal laws of the State of Delaware.

     IN WITNESS WHEREOF, BUY.COM INC. has caused this Warrant to be executed by its officers thereunto authorized.

Dated: July 20, 1999                    BUY.COM INC.


                                        By: _________________________________
                                            Gregory J. Hawkins
                                            Chief Executive Officer

ACCEPTED AND AGREED:

The Bank of Nova Scotia


______________________________
Name:
Title:

FORM OF ASSIGNMENT

     (To Be Signed Only Upon Assignment)

     For value received, the undersigned hereby sells, assigns and transfers unto __________________ the right to purchase __________ shares of Common Stock evidenced by the within Warrant, and hereby appoints
____________________________ to transfer the same on the books of BUY.COM INC. with full power of substitution in the premises.

Date: ________________ ____, _________



                                   ________________________________
                                   (Signature)

     Note: Signature must conform in all respects to the name of the Warrant Holder as specified on the face of this Warrant in every particular, without alteration or enlargement or any change whatsoever.

                                 EXERCISE FORM

     (To Be Executed By The Warrant Holder If The Holder Desires
     To Exercise The Warrant In Whole Or In Part)

TO:  BUY.COM INC.

     The undersigned hereby irrevocably elects to exercise the right of purchase represented by the within Warrant for, and for purchase thereunder, ___________________ shares of Common Stock provided for therein and tenders payment herewith to the order of BUY.COM INC. in the amount of $_____________.____. The undersigned requested that certificates for such shares of Common Stock be issued as follows:


Name:

Address:

Deliver to:

Address:

Date: _____________, _______

                                             ___________________________________
                                             (Signature)


     Note: Signature must conform in all respects to the name of the Warrant Holder as specified on the face of this Warrant in every particular, without alteration or enlargement or any change whatsoever.

                           NET ISSUE ELECTION NOTICE


To: BUY.COM INC.


      The undersigned hereby elects, pursuant to Section 1.2 of the attached Warrant, to surrender the right to purchase ___________ shares of Common Stock. The Certificate(s) for the shares issuable upon such net issue election shall be issued in the name of the undersigned or as otherwise indicated below.



Date: ______________________________    ___________________________
                                        Signature


                                        ___________________________
                                        Name for Registration


                                        ___________________________
                                        Mailing Address